UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

Vestand Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41494	87-3941448
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

104 Apple Blossom Cir.

Brea, CA 92821

(Address of principal executive offices and zip code)

(562) 727-7045

(Registrant’s telephone number, including area code)

Yoshiharu Global Co.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	VSTD	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note (Late Filing Notice)

This Current Report on Form 8-K regarding the pending litigation described herein was inadvertently filed late due to changes in the Company’s management. When the inadvertent lapse in filing was determined, the Company filed this Current Report on Form 8-K.

Item 8.01 Other Events.

Vestand Inc. (the “Company”) is a defendant in a lawsuit filed on March 7, 2024, in Los Angeles County, California, along with James Chae, who previously held various positions with the Company including President, Chief Executive Officer, Co-Chief Executive Officer, Chief Financial Officer, and Chairman of the Board, and two other entities alleged to be affiliated with James Chae.

The lawsuit contains allegations of contractual fraud in connection with investments the plaintiffs made in reliance on advice provided by James Chae, including investment in the Company’s initial public offering, which allegedly resulted in losses of approximately $1,000,000.

The plaintiffs assert causes of action against the Company for fraud, elder abuse, accounting, and declaratory relief. The relief sought against the Company includes compensatory damages, punitive damages, accounting, prejudgment and post judgement interest, reasonable attorney fees, cost of suit, a judicial declaration of the parties’ respective rights and obligations, and treble damages under California Civil Code § 3345 (b); and/or punitive damages, attorney fees, and costs under the Welfare & Institutions Code §15657 et seq.

The Company is filing a cross-complaint against James Chae and his entity, APIIS Asset I, LLC, a California limited liability company for Equitable Indemnity; Comparative Indemnity/Partial Indemnity; Contribution; Implied Contractual Indemnity; and Declaratory Relief.

At this time, the Company is unable to predict the outcome of the litigation or estimate the ultimate financial exposure, if any, that may result from the proceedings. An adverse judgement or settlement could have a material adverse effect on the financial condition of the Company.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2025

VESTAND INC.

By:	/s/ Jiwon Kim
Name:	Jiwon Kim
Title:	Chief Executive Officer